Exhibit 10.15.3

CONFIDENTIAL *GRAND ALLIANCE INTERNATIONAL LIMITED UNIT A 4/F
MEYER INDUSTRIAL BUILDING
2 CHONG YIP STREET
KWUN TONG KLN
HK

Date/日期 : 13/11/2021	Ref : 2760(100)

Dear Customer 親愛的客戶：

SME Financing Guarantee Scheme – Special 100% Loan Guarantee 中小企融資擔保計劃-「百分百擔保特惠貸款」Business Instalment Loan Drawdown Advice 中小企業分期貸款提取通知書

Loan Account No. 貸款戶口號碼	:	53211723
Borrower Name 貸款公司名稱	:	*GRAND ALLIANCE INTERNATIONAL LIMITED

Thank you for your interest in our Business Instalment Loan. We are pleased to advise that the loan amount of HKD 1,563,000 was credited to your designated account on 12/11/2021

多謝貴公司選用本行中小企業分期貸款服務，本行已於 12/11/2021 將港幣 1,563,000 存入貴公司之指定戶口。Details of the terms of your loan as confirmed by you are stated below 有關上述貸款的詳情如下：

Approved Loan Amount貸獲批核貸款額	:	HKD港幣1,563,000.00
Interest Rate (current rate) p.a. 年利率(現時利率)	:	2.75% (Prime Rate[1] minus 最優惠利率[1] -2.50%)
Guarantee Fee擔保費	:	Waived by HKMC Insurance Limited香港按證保險有限公司豁免
Duration of Principal Payment Holiday[2] period還息不還本[2]期	:	First 首12 months個月
Monthly Repayment Amount during Principal Payment Holiday period還息不還本期間每月還款額	:	HKD港幣3,581.88
Repayment Period after Principal Payment Holiday period還息不還本期後還款期	:	84 months個月
Monthly Repayment Amount after Principal Payment Holiday period還息不還本期後每月還款額	:	HKD港幣20,476.75
Repayment Account還款戶口號碼	:	415-1-046227-3
Repayment Date 還款日期	:	Repayment will commerce one month after the date upon which the instalment loan is advanced by the Bank. If the repayment date falls on a Sunday or a public holiday, the repayment date will be changed to the next working day. 還款將由銀行貸出上述貸款日期後一個月開始，如該月還款日為星期日或公眾假期，則還款日將順延至下一個工作天。
Early Redemption Fee 提前清還手續費	:	For early redemption, no early redemption charge will be imposed. 如貴公司要求提前全部清還貸款，本行將不會收取任何手續費。

Should you require further information on your Business Instalment Loan, please contact us at (852) 2866-8868. After the language is selected, please press “5”, “3” and the “1” to talk to our Customer Service Representative. 如閣下有任何查詢，請致電熱線，選擇語言後，按「5」、「3」、及「1」於本行客戶服務主任聯絡。

The processing of your application was conducted according to the Bank’s prevailing credit policy and credit check with credit reference agency of sole proprietor, partner and company (if any). If company(ies) want to access their credit report, they may contact Dun & Bradstreet (HK) Limited (D&B) at (852)2516-1100 (for commercial credit information). 此申請是根據本行信貸批核條款及有關獨資東主、合夥人及公司(如有)於信貸資

料機構的資料作處理。如上述公司要求查閱其公司之商業信貸紀錄，可致電(852)2516-1100 與美國鄧白氏商業資料(香港)有限公司聯絡。

Standard Chartered Bank (Hong Kong) Limited 渣打銀行(香港)有限公司謹啓

cc. LAU TOM KO YUEN

LAU KWOK YAN MICHAEL

1 The current Prime Rate as announced by The Hong Kong Mortgage Corporation Limited is 5.25%. 現時香港按揭證券有限公司公佈的最優惠利率為 5.25%

2 The terms “Principal Payment Holiday”, “Principal Repayment Holiday” and “Principal Moratorium”, when used, shall bear the same meaning and are used interchangeably. 「延遲償還貸款本金」及「還息不還本」含義

相同，可以互換使用。

The computer generated letter requires no signature. In the event of any discrepancy between the Chinese and English versions of the notice, the English version should prevail. 此乃電腦編印信件，本行無須簽署。如中文譯

本與英文有異，概以英文本為準。

MHR093(100)

CONFIDENTIAL

standard chartered 渣打銀行

13/11/2021	FULL REPAYMENT SCHEDULE

*GRAND ALLIANCE INTERNATIONAL LIMITED	Loan Account No	53211723
UNIT A 4/F	Repayment Account No	415-0-046227-3
MEYER INDUSTRIAL BUILDING	Loan Drawdown Date	12/11/2021
2 CHONG YIP STREET	Interest Rate p.a.[1]	2.75%
KWUN TONG KLN	Principal Payment Holi day[2] Period	12
HK	Maturity Date	12/11/2029
	Outstanding Instalments	96
	Arrears Balance	0.00

Thank you for choosing our Business Instalment Loan under the SME Financing Guarantee scheme - Special 100% Loan Guarantee. We are pleased to provide you with a schedule of repayments for the full tenor for your record and ease of financial planning. Please note that the monthly repayment amount is subject to adjustment according to the prevailing interest rate, upon which a revised schedule will be mailed to you.

Date	Term	Repayment	Principal Payment	Interest Payment	Loan Outstanding	Misc. Fee”
(DD/MM/YYYY)	(Month)	Amount	(HKD)	(HKD)	(HKD)	(HKD)
		(HKD)
12/12/2021	1	3,581.88	0.00	3,581.88	1,563,000.00	0.00
12/01/2022	2	3,581.88	0.00	3,581.88	1,563,000.00	0.00
12/02/2022	3	3,581.88	0.00	3,581.88	1,563,000.00	0.00
12/03/2022	4	3,581.88	0.00	3,581.88	1,563,000.00	0.00
12/04/2022	5	3,581.88	0.00	3,581.88	1,563,000.00	0.00
12/05/2022	6	3,581.88	0.00	3,581.88	1,563,000.00	0.00
12/06/2022	7	3,581.88	0.00	3,581.88	1,563,000.00	0.00
12/07/2022	8	3,581.88	0.00	3,581.88	1,563,000.00	0.00
12/08/2022	9	3,581.88	0.00	3,581.88	1,563,000.00	0.00
12/09/2022	10	3,581.88	0.00	3,581.88	1,563,000.00	0.00
12/10/2022	11	3,581.88	0.00	3,581.88	1,563,000.00	0.00
12/11/2022	12	3,581.88	0.00	3,581.88	1,563,000.00	0.00
12/12/2022	13	20,476.75	16,894.87	3,581.88	1,546,105.13	0.00
12/01/2023	14	20,476.75	16,933.59	3,543.16	1,529,171.54	0.00
12/02/2023	15	20,476.75	16,972.40	3,504.35	1,512,199.14	0.00
12/03/2023	16	20,476.75	17,011.29	3,465.46	1,495,187.85	0.00
12/04/2023	17	20,476.75	17,050.28	3,426.47	1,478,137.57	0.00
12/05/2023	18	20,476.75	17,089.35	3,387.40	1,461,048.22	0.00
12/06/2023	19	20,476.75	17,128.51	3,348.24	1,443,919.71	0.00
12/07/2023	20	20,476.75	17,167.77	3,308.98	1,426,751.94	0.00
12/08/2023	21	20,476.75	17,207.11	3,269.64	1,409,544.83	0.00
12/09/2023	22	20,476.75	17,246.54	3,230.21	1,392,298.29	0.00
12/10/2023	23	20,476.75	17,286.07	3,190.68	1,375,012.22	0.00
12/11/2023	24	20,476.75	17,325.68	3,151.07	1,357,686.54	0.00

*Miscellaneous fee includes handling fee, annual fee, adjustment fee etc.

Standard Chartered Bank (Hong Kong) Limited

1The current Prime Rate as announced by The Hong Kong Mortgage Corporation Limited is 5.25%.

2The terms “Principal Payment Holiday”, “Principal Repayment Holiday” and “Principal Moratorium”, when used, shall bear the same meaning and are used interchangeably.

This computer generated letter requires no signature.

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CONFIDENTIAL

Date	Term	Repayment	Principal Payment	Interest Payment	Loan Outstanding	Misc. Fee*
(DD/MM/YYYY)	(Month)	Amount	(HKD)	(HKD)	(HKD)	(HKD)
		(HKD)
12/12/2023	25	20,476.75	17,365.39	3,111.36	1,340,321.15	0.00
12/01/2024	26	20,476.75	17,405.18	3,071.57	1,322,915.97	0.00
12/02/2024	27	20,476.75	17,445.07	3,031.68	1,305,470.90	0.00
12/03/2024	28	20,476.75	17,485.05	2,991.70	1,287,985.85	0.00
12/04/2024	29	20,476.75	17,525.12	2,951.63	1,270,460.73	0.00
12/05/2024	30	20,476.75	17,565.28	2,911.47	1,252,895.45	0.00
12/06/2024	31	20,476.75	17,605.53	2,871.22	1,235,289.92	0.00
12/07/2024	32	20,476.75	17,645.88	2,830.87	1,217,644.04	0.00
12/08/2024	33	20,476.75	17,686.32	2,790.43	1,199,957.72	0.00
12/09/2024	34	20,476.75	17,726.85	2,749.90	1,182,230.87	0.00
12/10/2024	35	20,476.75	17,767.47	2,709.28	1,164,463.40	0.00
12/11/2024	36	20,476.75	17,808.19	2,668.56	1,146,655.21	0.00
12/12/2024	37	20,476.75	17,849.00	2,627.75	1,128,806.21	0.00
12/01/2025	38	20,476.75	17,889.90	2,586.85	1,110,916.31	0.00
12/02/2025	39	20,476.75	17,930.90	2,545.85	1,092,985.41	0.00
12/03/2025	40	20,476.75	17,971.99	2,504.76	1,075,013.42	0.00
12/04/2025	41	20,476.75	18,013.18	2,463.57	1,057,000.24	0.00
12/05/2025	42	20,476.75	18,054.46	2,422.29	1,038,945.78	0.00
12/06/2025	43	20,476.75	18,095.83	2,380.92	1,020,849.95	0.00
12/07/2025	44	20,476.75	18,137.30	2,339.45	1,002,712.65	0.00
12/08/2025	45	20,476.75	18,178.87	2,297.88	984,533.78	0.00
12/09/2025	46	20,476.75	18,220.53	2,256.22	966,313.25	0.00
12/10/2025	47	20,476.75	18,262.28	2,214.47	948,050.97	0.00
12/11/2025	48	20,476.75	18,304.13	2,172.62	929,746.84	0.00
12/12/2025	49	20,476.75	18,346.08	2,130.67	911,400.76	0.00
12/01/2026	50	20,476.75	18,388.12	2,088.63	893,012.64	0.00
12/02/2026	51	20,476.75	18,430.26	2,046.49	874,582.38	0.00
12/03/2026	52	20,476.75	18,472.50	2,004.25	856,109.88	0.00
12/04/2026	53	20,476.75	18,514.83	1,961.92	837,595.05	0.00
12/05/2026	54	20,476.75	18,557.26	1,919.49	819,037.79	0.00
12/06/2026	55	20,476.75	18,599.79	1,876.96	800,438.00	0.00
12/07/2026	56	20,476.75	18,642.41	1,834.34	781,795.59	0.00
12/08/2026	57	20,476.75	18,685.14	1,791.61	763,110.45	0.00
12/09/2026	58	20,476.75	18,727.96	1,748.79	744,382.49	0.00
12/10/2026	59	20,476.75	18,770.87	1,705.88	725,611.62	0.00
12/11/2026	60	20,476.75	18,813.89	1,662.86	706,797.73	0.00
12/12/2026	61	20,476.75	18,857.01	1,619.74	687,940.72	0.00
12/01/2027	62	20,476.75	18,900.22	1,576.53	669,040.50	0.00
12/02/2027	63	20,476.75	18,943.53	1,533.22	650,096.97	0.00
12/03/2027	64	20,476.75	18,986.94	1,489.81	631,110.03	0.00

*Miscellaneous fee includes handling fee, annual fee etc. adjustment fee etc.

Standard Chartered Bank (Hong Kong) Limited

This computer generated letter requires no signature.

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CONFIDENTIAL

Date	Term	Repayment Amount	Principal Payment (HKD)	Interest Payment (HKD)	Loan Outstanding (HKD)	Misc. Fee* (HKD)
(DD/MM/YYYY)	(Month)	(HKD)
12/04/2027	65	20,476.75	19,030.46	1,446.29	612,079.57	0.00
12/05/2027	66	20,476.75	19,074.07	1,402.68	593,005.50	0.00
12/06/2027	67	20,476.75	19,117.78	1,358.97	573,887.72	0.00
12/07/2027	68	20,476.75	19,161.59	1,315.16	554,726.13	0.00
12/08/2027	69	20,476.75	19,205.50	1,271.25	535,520.63	0.00
12/09/2027	70	20,476.75	19,249.52	1,227.23	516,271.11	0.00
12/10/2027	71	20,476.75	19,293.63	1,183.12	496,977.48	0.00
12/11/2027	72	20,476.75	19,337.84	1,138.91	477,639.64	0.00
12/12/2027	73	20,476.75	19,382.16	1,094.59	458,257.48	0.00
12/01/2028	74	20,476.75	19,426.58	1,050.17	438,830.90	0.00
12/02/2028	75	20,476.75	19,471.10	1,005.65	419,359.80	0.00
12/03/2028	76	20,476.75	19,515.72	961.03	399,844.08	0.00
12/04/2028	77	20,476.75	19,560.44	916.31	380,283.64	0.00
12/05/2028	78	20,476.75	19,605.27	871.48	360,678.37	0.00
12/06/2028	79	20,476.75	19,650.20	826.55	341,028.17	0.00
12/07/2028	80	20,476.75	19,695.23	781.52	321,332.94	0.00
12/08/2028	81	20,476.75	19,740.36	736.39	301,592.58	0.00
12/09/2028	82	20,476.75	19,785.60	691.15	281,806.98	0.00
12/10/2028	83	20,476.75	19,830.94	645.81	261,976.04	0.00
12/11/2028	84	20,476.75	19,876.39	600.36	242,099.65	0.00
12/12/2028	85	20,476.75	19,921.94	554.81	222,177.71	0.00
12/01/2029	86	20,476.75	19,967.59	509.16	202,210.12	0.00
12/02/2029	87	20,476.75	20,013.35	463.40	182,196.77	0.00
12/03/2029	88	20,476.75	20,059.22	417.53	162,137.55	0.00

12/04/2029	89	20,476.75	20,105.18	371.57	142,032.37	0.00
12/05/2029	90	20,476.75	20,151.26	325.49	121,881.11	0.00
12/06/2029	91	20,476.75	20,197.44	279.31	101,683.67	0.00
12/07/2029	92	20,476.75	20,243.72	233.03	81,439.95	0.00
12/08/2029	93	20,476.75	20,290.12	186.63	61,149.83	0.00
12/09/2029	94	20,476.75	20,336.61	140.14	40,813.22	0.00
12/10/2029	95	20,476.75	20,383.22	93.53	20,430.00	0.00
12/11/2029	96	20,476.82	20,430.00	46.82	0.00	0.00

*Miscellaneous fee includes handling fee, annual fee etc. adjustment fee etc.

Standard Chartered Bank (Hong Kong) Limited

This computer generated letter requires no signature.

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